UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 North B Street, Suite 2000
San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On February 5, 2025, the Company entered into the Third Amendment to the Letter of Credit Facility Agreement (the “SMBC Third Amendment to LC Facility Agreement”), which amends the Letter of Credit Facility Agreement, dated as of January 13, 2023, as amended by the First Amendment to Letter of Credit Facility Agreement, dated as of March 21, 2023, and the Second Amendment to Letter of Credit Facility Agreement, dated as of June 28, 2024 (collectively, the “SMBC LC Facility Agreement” and, as amended by the SMBC Third Amendment to LC Facility Agreement, the “SMBC Amended LC Facility Agreement”) with Sumitomo Mitsui Banking Corporation (“SMBC”), as issuing bank. The SMBC Third Amendment to LC Facility Agreement amends certain provisions of the SMBC LC Facility Agreement to, among other things, (i) change the margin that applies with respect to any “term benchmark” disbursement or “RFR” disbursement, if the borrowing base is less than the product of 1.60 and the letter of credit exposure, from 1.475% to 1.450%, (ii) change the commitment fee the Company will pay to SMBC from 0.35% to 0.40% per annum on the average daily unused amount of the then-current commitment, and (iii) extend the final maturity date of the SMBC LC Facility Agreement from January 13, 2026, to February 5, 2028.

The above description is only a summary of the material provisions of the SMBC Third Amendment to LC Facility Agreement and is qualified in its entirety by reference to a copy of the SMBC Third Amendment to LC Facility Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1*	Third Amendment to Letter of Credit Facility Agreement, dated as of February 5, 2025, between Hercules Capital, Inc. and Sumitomo Mitsui Banking Corporation, as issuing bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

February 5, 2025	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho
Secretary